             FIRSTPLUS FINANCIAL, INC. (TANSFEROR AND SERVICER)
                  FIRSTPLUS INVESTMENT CORPORATION (SELLER)
               FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 (ISSUER)
       THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1997-1
                      AGREEMENT DATED FEBRUARY 27, 1997

                     SERVICER'S MONTHLY REMITTANCE REPORT

-----------------------------------------------------------------------------------------------------------------------------------
                                              Principal          Current           Principal            Principal
                      Original              Balance Before        Pass             Remittance             Carry        Interest
    Class            Face Value              Distribution        Through        (Including Turbo)        Forward      Remittance
-----------------------------------------------------------------------------------------------------------------------------------
    A-1              139,980,000.00         127,292,737.24        6.05%           6,040,758.87            0.00         641,767.55
    A-2               64,680,000.00          64,680.000.00        6.28%               0.00                0.00         338,492.00
    A-3               65,160.000.00          65,160.000.00        6.45%               0.00                0.00         350,235.00
    A-4               49,750.000.00          49,750.000.00        6.60%               0.00                0.00         273,625.00
    A-5               49,170,000.00          49,170,000.00        6.70%               0.00                0.00         274,532.50
    A-6               93,110,000.00          93,110,000.00        6.95%               0.00                0.00         539,262,08
    A-7               61,330,000.00          61,330,000.00        7.16%               0.00                0.00         365,935,67
    A-8               37,570,000.00          37,570,000.00        7.33%               0.00                0.00         229,490.08
Certificates          39,250,000.00          39,250,000.00        7.64%               0.00                0.00         249,891.67
     R                     0.00               8,129,180.22                            0.00                0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
   Totals            600,000,000.00         595,441,917.46                        6,040,758.87                       3,263,990.42
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                     Interest
                      Carry                Total               Over           Allocated          Ending             Pool
    Class            Forward            Distribution         Collateral         Losses           Balance            Factor
-----------------------------------------------------------------------------------------------------------------------------------
    A-1               0.00             6,682,526.42            0.00             0.00         121,251,978.37      86.620930%
    A-2               0.00               338,492.00            0.00             0.00          64,680,000.00     100.000000%
    A-3               0.00               350,235.00            0.00             0.00          65,160,000.00     100.000000%
    A-4               0.00               273,625.00            0.00             0.00          49,750,000.00     100.000000%
    A-5               0.00               274,532.50            0.00             0.00          49,170,000.00     100.000000%
    A-6               0.00               539,262.08            0.00             0.00          93,110,000.00     100.000000%
    A-7               0.00               365,935.67            0.00             0.00          61,330,000.00     100.000000%
    A-8               0.00               229,490.08            0.00             0.00          37,570,000.00     100.000000%
Certificates          0.00               249,891.67            0.00             0.00          39,250,000.00     100.000000%
     R                0.00                     0.00        3,318,086.51        24.43          11,447,242.30       0.000000%
-----------------------------------------------------------------------------------------------------------------------------------
   Total                               9,303,990.42                                          592,719,220.67
-----------------------------------------------------------------------------------------------------------------------------------



AMOUNTS PER 1,000                    Principal
                                  Balance Before        Principal       Interest       Total             End
   CLASS            CUSIP          Distribution         Remittance      Remittance   Distribution      Balance
-----------------------------------------------------------------------------------------------------------------------------------
    A-1           337925AU5         909,363747          43.154443       4.584709     47.739151        866.209304




Determination Date                     June 5, 1997
Distribution Date                      June 10, 1997

              FIRSTPLUS FINANCIAL, INC. (TANSFEROR AND SERVICER)
                  FIRSTPLUS INVESTMENT CORPORATION (SELLER)
               FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 (ISSUER)
       THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1997-1
                       AGREEMENT DATED FEBRUARY 27,1997

                     SERVICER'S MONTHLY REMITTANCE REPORT
--------------------------------------------------------------------------------

COLLECTIONS ON THE MORTGAGE LOANS:

                                                        Interest                        Principal                      Total
                                                        --------                        ---------                      -----
Scheduled Monthly Payments                          5,333,541.46                       753,359.63               6,086.901.09
Recovery of Delinquent Scheduled Payments           1,077,683.28                       152,796.18               1,230,479.46
Principal Prepayments                                 663,856.79                     1,816,516.55               2,480,373.34
Foreclosure Collections                                     0.00                             0.00                       0.00

Total Collections on Mortgage Loans                 7,075,081.53                     2,722,672.36               9,797,753.89

Prefunding Account Deposit                                  0.00                             0.00                       0.00
Collection Account Earnings                            22,468.72                             0.00                  22,468.72
Note Distrbution Account Earnings                       5,987.92                             0.00                   5,987.92
Capitalized Interest Release                                0.00                             0.00                       0.00

Available Collection Amounts                        7,103,538.17                     2,722,672.36               9,826,210.53

FEES:

Servicing Fee                                                                                                     372,151.20
Trustee Fee                                                                                                         1,984.81
Custodian Fee                                                                                                       5,954.42
Guaranty Insurance                                                                                                142,129.68
Owner Trustee Fee                                                                                                       0.00

Total Fees:                                                                                                       522,220.11

OVERCOLLATERALIZATION INFORMATION:*

Original Overcollateralization Amount                                                                                   0.00
Current Overcollateralization Amount                                                                           11,447,242.30
Interim Required Overcollateralization Amount                                                                  23,999,944.55
Required Overcollateralization Amount                                                                          44,999,896.07
Current Credit Support Multiple                                                                                         1.00
Is Due Period a Step Down Date?                                                                                           No

RESERVE ACCOUNT INFORMATION

Original Reserve Account Deposit                                                                               14,019,276.18
Current Reserve Fund Balance                                                                                   20,999,951.52
Reserve Fund Requirement                                                                                       20,999,951.52

AMOUNT IN PREFUNDING ACCOUNT:                                                                                           0.00

CAPITAL ACCOUNT INFORMATION:
Amount Remaining in Capitalized Interest Account                                                                        0.00
Amount to be Disbursed from Capitalized Interest Account to Note Distribution Account                                   0.00

COLLATERAL INFORMATION:
Beginning Weighted Average Remaining Maturity                                                                            231
Ending Weighted Average Remaining Maturity                                                                               230
Beginning Weighted Average Coupon                                                                                    14.110%
Ending Weighted Average Coupon                                                                                       14.110%
Beginning Number of Loans                                                                                             19,562
Ending Number of Loans                                                                                                19,491
Beginning Unpaid Principle Balance of Home Loans                                                              595,441,917.46
Ending Unpaid Principle Balance of Home Loans                                                                 592,719,220.67
Loans paid in Full                                                                                                        71


DELINQUENCIES:
                                                              #                           $                   % of $
                                                              -                           -                   ------
30-59 Days                                                   105                      2,995,555.00            0.5031%
60-89 Days                                                    45                      1,342,364.00            0.2254%
Over 90                                                       41                      1,445,912.00            0.2445%
Total                                                        191                      5,793,831.00            0.9730%


LIQUIDATED LOANS:
                                                             Principal                        Interest
Liquidation Proceeds                                           0.00                             0.00
Write-Offs                                                    24.43                             0.00
Net Losses                                                    24.43                             0.00

*Assumes entire prefunded account is used to purchase home loans

BACKUP CALCULATIONS:

DEPOSIT TO NOTE DISTRIBUTION ACCOUNT:


Principal and Interest                                                      9,797,753.89
Cap Interest Release                                                                0.00
Guaranteed Payment                                                                  0.00
Reserve Account Withdrawals                                                         0.00
Prefunding Account Deposit                                                          0.00
Collection Account Withdrawals/Collection Account Earnings                     22,468.72
Total Deposits                                                              9,820,222.61
Note Distribution Account earnings                                              5,987.92
Note Distribution Account balance                                           9,826,210.53



WITHDRAWS FROM NOTE DISTRIBUTION ACCOUNT:

To The Note Distribution Account for Disbursement on Distribution Date Pursuant to Sections
5.01(c) paragraphs (i) to (iv)

                                                                                           Remaining Balance
                                                                                           -----------------
                                                  Servicing Fee               372,151.20        9,454,059.33
                                     Guaranty Insurance Premium               142,129.68        9,311,929.65
                                          Indenture Trustee Fee                 1,984.81        9,309,944.84
                                              Owner Trustee Fee                     0.00        9,309,944.84
                                                  Custodian Fee                 5,954.42        9,303,990.42
                      Noteholders Interest Distributable Amount             3,013,339.88        6,290,650.54
                         Regular Principal Distributable Amount             2,722,672.36        3,567,978.18
               Excess Spread to Class A-1 note as a part of the             3,318,086.51          249,891.67
             Noteholders Monthly Principal distributable Amount

To the Certificate Distribution Account for Disbursement pursuant to section 5.06 on the distribution date.

                Certificateholder Interest Distributable Amount               249,891.67                0.00
               Certificateholder Principal Distributable Amount                     0.00                0.00
                        Securities Insurer Reimbursement Amount                     0.00                0.00
                         OverCollateralization Reduction Amount                     0.00                0.00
                                  Reimbursed Servicing Advances                     0.00                0.00

RESERVE ACCOUNT:

Beginning balance                                                                                   20,999,951.52
Current deposits                                                                                             0.00
Current earnings                                                                                        92,532.43
Withdraw of excess reserve account amount to residual interest holders                                  92,532.43
Ending balance                                                                                      20,999,951.52


CAPITALIZED INTEREST:

Beginning balance:                                                                                           0.00
Capitalized interest acct requirement (projected interest shortfall)                                         0.00


Less amount to be released to residual interest                                                          2,669.14
Holder on March 10 pursuant to section 5.04(d)

Less amount to be distributed to note distribution                                                           0.00
Account on March 6 required by section 5.04(a)

Plus    Account earnings posted in due period                                                            1,975.97
        Prefunding account earnings posted in due period                                                   693.17

Ending balance on distribution date                                                                          0.00


PREFUNDING ACCOUNT:

Beginning balance                                                                                            0.00

Less draw for first funding                                                                                  0.00

Less amount to be distributed to note distribution                                                           0.00
Account required by section 5.03 (c)

Less amount to be distributed to certificate distribution                                                    0.00
Account required by section 5.03 (c)

Ending balance                                                                                               0.00





                                       5